EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption Experts and to the use of our report dated March 28, 2000 on the financial statements of GoHealth.MD, Inc., that is made a part of this Registration Statement on Form SB-2.



                                        /s/Samuel Klein and Company
                                        SAMUEL KLEIN AND COMPANY


Newark, New Jersey

May 17, 2000